EXHIBIT 10.3

TWELFTH AMENDMENT TO THE AMENDED AND RESTATED
SERIES 2002-2 SUPPLEMENT

This TWELFTH AMENDMENT TO THE AMENDED AND RESTATED SERIES 2002-2 SUPPLEMENT (this “Amendment”), dated as of December 23, 2008, amends the Amended and Restated Series 2002-2 Supplement (the “Series 2002-2 Supplement”), dated as of November 22, 2002, as amended by the First Amendment thereto, dated as of October 30, 2003, the Second Amendment thereto, dated as of June 3, 2004, the Third Amendment thereto, dated as of November 30, 2004, the Fourth Amendment thereto, dated as of November 28, 2005, the Fifth Amendment thereto, dated as of December 23, 2005, the Sixth Amendment thereto, dated as of February 17, 2006, the Seventh Amendment thereto, dated as of March 21, 2006, the Eighth Amendment thereto, dated as of November 30, 2006, the Ninth Amendment thereto, dated as of May 9, 2007, the Tenth Amendment thereto, dated as of October 29, 2007, and the Eleventh Amendment thereto, dated as of October 27, 2008, and is among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC (formerly known as Cendant Car Rental Group, LLC and Cendant Car Rental Group, Inc.) (“Avis Budget”), a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking association, as administrative agent (the “Administrative Agent”), the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2002-2 Noteholders (in such capacity, the “Series 2002-2 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2002-2 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee and each affected Noteholder of the applicable Series of Notes, so long as such amendment only affects the Noteholders of such Series of Notes;

WHEREAS, the parties desire to amend the Series 2002-2 Supplement to (i) extend the Scheduled Expiry Date; (ii) replace Schedule I thereto with a new Schedule I; (iii) add a requirement to reduce the Series 2002-2 Invested Amount with the proceeds of the issuance of certain Series of Notes, (iv) reduce the Series 2002-2 Maximum Invested Amount, (v) add certain Amortization Events and (vi) modify a covenant with respect to ABRCF Vehicle purchasing patterns; and

WHEREAS, ABRCF has requested the Trustee, the Series 2002-2 Agent, the Administrator, the Administrative Agent and each Series 2002-2 Noteholder to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2002-2 Agent, the Administrator, the Administrative Agent and the Series 2002-2 Noteholders have agreed to, amend certain provisions of the Series 2002-2 Supplement as set forth herein;

NOW, THEREFORE, it is agreed:

1.                  Amendments of Definitions.  The following defined terms, as set forth in Article I(b) of the Series 2002-2 Supplement, are hereby amended and restated in their entirety as follows:
““Commitment Amount” means, with respect to the APA Banks included in any Purchaser Group, an amount equal to 102% of the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group.”

““Fee Letter” means the letter dated the date hereof, from ABRCF addressed to the Administrative Agent and each of the CP Conduit Purchasers, the Funding Agents and the APA Banks setting forth certain fees payable from time to time to the Purchaser Groups, as such letter may be amended or replaced from time to time; provided, however, that solely with respect to the Purchaser Group of which Citibank, N.A. is a member, “Fee Letter” shall mean the letter dated the Twelfth Amendment Effective Date from ABRCF addressed to the members of such Purchaser Group and the related Funding Agent setting forth certain fees payable from time to time to such Purchaser Group, until such letter is cancelled in accordance with its terms.”

““Monthly Funding Costs” means, with respect to each Series 2002-2 Interest Period and any Purchaser Group, the sum of:

(a)        for each day during such Series 2002-2 Interest Period, (i) with respect to a Match Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser on such day or (ii) with respect to a Pooled Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser; plus

(b)        for each day during such Series 2002-2 Interest Period, the sum of:

(i)         the product of (A) the portion of the APA Bank Funded Amount with respect to such Purchaser Group allocated to the Floating Tranche with respect to such Purchaser Group on such day times (B) the Alternate Base Rate plus the Applicable Margin on such day, divided by (C) 365 (or 366, as the case may be) plus

(ii)        the product of (A) the portion of the APA Bank Funded Amount with respect to such Purchaser Group allocated to Eurodollar Tranches with respect to such Purchaser Group on such day times (B) the weighted average Adjusted LIBO Rate with respect to such Eurodollar Tranches plus the Applicable Margin on such day in effect with respect thereto divided by (C) 360; plus

(c)        for each day during such Series 2002-2 Interest Period, the product of (A) the CP Conduit Funded Amount with respect to such Purchaser Group on such day times (B) the Program Fee Rate on such day divided by (C) 360; plus

(d)       for each day during such Series 2002-2 Interest Period, the product of (A) the Purchaser Group Invested Amount with respect to such Purchaser Group on such day and (B) the Incremental Term Financing Fee Rate on such day divided by (C) 360.”

““Scheduled Expiry Date” means, with respect to any Purchaser Group, December 22, 2009, as such date may be extended in accordance with Section 2.6(b).”

““Series 2002-2 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (h) or clause (l) of Article IV; provided, however, that any event or condition of the type specified in clauses (a) through (h) or clause (l) of Article IV shall not constitute a Series 2002-2 Limited Liquidation Event of Default if the Trustee shall have received the written consent of each of the Series 2002-2 Noteholders waiving the occurrence of such Series 2002-2 Limited Liquidation Event of Default.”

““Series 2002-2 Moody’s Highest Enhancement Rate” means, as of any date of determination, the greater of (a) 55.00% and (b) the sum of (i) 55.00% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).”

““Series 2002-2 Moody’s Intermediate Enhancement Rate” means, as of any date of determination, 55.00%.”

““Series 2002-2 Moody’s Lowest Enhancement Rate” means, as of any date of determination, 20.00%.”

““Series 2002-2 Required Liquidity Amount” means, with respect to any Distribution Date, an amount equal to 12.50% of the Series 2002-2 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2002-2 Notes on such Distribution Date).”

““Series 2002-2 Special VFN Collection Allocation Percentage” means as of any date of determination:  (a) when used with respect to Principal Collections, the Series 2002-2 VFN Percentage as of the end of the Series 2002-2 Revolving Period and (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which is the Accrued Amounts with respect to the Series 2002-2 Notes on such date of determination and the denominator of which is the aggregate Accrued Amounts with respect to the Series 2002-2 Notes and the Series 2002-3 Notes on such date of determination; provided that, for the avoidance of doubt, as of any date following the termination of the Series 2002-3 Supplement in accordance with its terms, the Series 2002-2 Special VFN Collection Allocation Percentage shall equal 100%.”

““Series 2002-2 Standard & Poor’s Intermediate Enhancement Rate” means, as of any date of determination, the greater of (a) 49.25% and (b) the sum of (i) 49.25% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).”

““Series 2002-2 Standard & Poor’s Lowest Enhancement Rate” means, as of any date of determination, 34.00%.”

““Series 2002-2 VFN Percentage” means, as of any date, the percentage equivalent of a fraction the numerator of which is the sum of the Series 2002-2 Invested Amount and the Series 2002-2 Overcollateralization Amount as of such date and the denominator of which is the sum of the Series 2002-2 Invested Amount, the Series 2002-2 Overcollateralization Amount, the Series 2002-3 Invested Amount and the Series 2002-3 Overcollateralization Amount as of such date; provided that, for the avoidance of doubt, as of any date following the termination of the Series 2002-3 Supplement in accordance with its terms, the Series 2002-2 VFN Percentage shall equal 100%.”

2.                  Additional Definitions.  The following defined terms are hereby added in their entirety, in appropriate alphabetical order, to Article I(b) of the Series 2002-2 Supplement as follows:
““Consolidated EBITDA” has the meaning set forth in the Credit Agreement.”

““Consolidated Leverage Ratio” has the meaning set forth in the Credit Agreement.”

““Credit Agreement” means the Credit Agreement, dated as of April 19, 2006, among Avis Budget Holdings, LLC, as Borrower, ABCR, as Borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, each of Bank of America, N.A., Calyon New York Branch and Citicorp USA, Inc., as Documentation Agents and Wachovia Bank, National Association, as Co-Documentation Agent, as amended by the First Amendment thereto dated as of December 23, 2008 but without giving effect to any further amendment thereto made subsequent to the Series 2002-2 Twelfth Amendment Effective Date unless such amendment has been approved in writing by the Requisite Noteholders.”

““Eligible Term Notes” shall mean any Series of Notes issued by ABRCF pursuant to the Base Indenture subsequent to the Series 2002-2 Twelfth Amendment Effective Date and prior to the Scheduled Expiry Date that are term notes with an expected final payment date not less than 24 months after the date of the issuance of such Notes.”

““Incremental Term Financing Fee Rate” is defined in the Fee Letter.”

““Reduction Amount” is defined in Section 2.5(e).”

““Replacement Credit Agreement” means any credit agreement or similar facility entered into by Avis Budget Holdings, LLC, ABCR and/or any affiliate of either entity, that refinances or replaces the Credit Agreement, without giving effect to any amendment thereto that is not approved in writing by the Requisite Noteholders.”

““Series 2002-2 Commitment Reduction Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is equal to the Series 2002-2 Maximum Invested Amount as of such date and the denominator of which is equal to the sum of the Series 2002-2 Maximum Invested Amount and the Series 2008-1 Maximum Invested Amount (as such term in defined in the Series 2008-1 Supplement) as of such date, in each case without giving effect to any reductions in such amount on such date.”

““Series 2002-2 Maximum Eligible Term Notes Commitment Reduction Amount” means, as of any date of determination, an amount equal to the excess, if any, of (x) $750,000,000 over (y) the sum of (i) the aggregate amount by which the Series 2002-2 Maximum Invested Amount has been reduced in accordance with the second sentence of Section 2.6(c) prior to such date and (ii) the aggregate amount by which the Series 2008-1 Maximum Invested Amount (as such term is defined in the Series 2008-1 Supplement) has been reduced in accordance with the second sentence of Section 2.6(c) of the Series 2008-1 Supplement on or prior to such date.”

““Series 2002-2 Maximum Eligible Term Notes Principal Reduction Amount” means, as of any date of determination, an amount equal to the excess, if any, of (x) $750,000,000 over (y) the sum of (i) the sum of the amounts allocated to the Series 2002-2 Excess Collection Account in accordance with the terms of Section 2.5(e) prior to such date and (ii) the sum of the amounts allocated to the Series 2008-1 Excess Collection Account (as such term is defined in the Series 2008-1 Supplement) in accordance with the terms of Section 2.5(e) of the Series 2008-1 Supplement on or prior to such date.”

““Series 2002-2 Principal Reduction Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is equal to the Series 2002-2 Invested Amount as of such date and the denominator of which is equal to the sum of the Series 2002-2 Invested Amount and the Series 2008-1 Invested Amount (as such term in defined in the Series 2008-1 Supplement) as of such date, in each case without giving effect to any payments of principal on such date; provided, however, that on and after the Series 2008-1 Scheduled Expiry Date, the Series 2002-2 Principal Reduction Percentage shall equal 100%.”

““Series 2008-1 Scheduled Expiry Date” means the “Scheduled Expiry Date” as such term is defined in the Series 2008-1 Supplement.”

3.                  Amendment to Section 2.1(b).  Section 2.1(b) of the Series 2002-2 Supplement is hereby amended and restated in its entirety as follows:
“(b)      Maximum Purchaser Group Invested Amounts.  Notwithstanding anything to the contrary contained in this Supplement, at no time shall a Purchaser Group be required to make the initial purchase of a Series 2002-2 Note or increase its Purchaser Group Invested Amount if the Purchaser Group Invested Amount with respect to such Purchaser Group, after giving effect to such purchase or increase, would exceed the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group at such time.”
4.                  Amendments to Section 2.5.  (a) Section 2.5(a) of the Series 2002-2 Supplement is hereby amended by (i) deleting the parenthetical set forth in the second proviso thereof and replacing such parenthetical in its entirety with the following: “(or (x) if such Decrease will be used to reduce one or more Non-Extending Purchaser Group’s Purchaser Group Invested Amounts, such Decrease may be in such amount as is necessary to reduce the Purchaser Group Invested Amounts of all such Non-Extending Purchaser Groups to zero and (y) if such Decrease will be made in accordance with the terms of Section 2.5(e), such Decrease may be in an amount equal to the applicable Reduction Amount)” and (ii) adding the language “and Section 2.5(e)” after the words “other than pursuant to Section 2.5(d)” in the parenthetical set forth in the third proviso thereof and (b) Section 2.5 of the Series 2002-2 Supplement is hereby further amended by inserting the following paragraph at the end of Section 2.5 as clause (e) thereof:

“(e)      ABRCF shall (i) on any date on which ABRCF issues Eligible Term Notes, allocate and deposit proceeds from the initial sale of such Eligible Term Notes in an amount (the “Reduction Amount”) equal to the least of (x) the product of (1) the Series 2002-2 Principal Reduction Percentage as of such date and (2) 75% of the initial principal amount of such Eligible Term Notes, (y) the Series 2002-2 Maximum Eligible Term Notes Principal Reduction Amount as of such date and (z) the Series 2002-2 Invested Amount as of such date, into the Series 2002-2 Excess Collection Account in accordance with Section 3.2(d), and (ii) on such date or as promptly thereafter as possible, use such funds to effect a Decrease in accordance with Section 2.5(a) in an amount equal to the Reduction Amount; provided that, notwithstanding the first sentence of Section 2.5(a), solely for purposes of the Section 2.5(e), ABRCF shall be permitted to effect any Decrease contemplated by this Section 2.5(e) irrespective of whether an Amortization Event has occurred.  Following the issuance of any Eligible Term Notes, ABRCF shall not request any Increase until the Decrease required by this Section 2.5(e) has been effected.”

5.                  Amendment to Section 2.6(c).  Section 2.6(c) of the Series 2002-2 Supplement is hereby amended by adding the following language immediately after the first sentence thereof:

“On any date on which ABRCF issues Eligible Term Notes, the Series 2002-2 Maximum Invested Amount shall automatically be reduced in an amount equal to the least of (x) the product of (1) the Series 2002-2 Commitment Reduction Percentage as of such date and (2) 75% of the initial principal amount of such Eligible Term Notes, (y) the Series 2002-2 Maximum Eligible Term Notes Commitment Reduction Amount as of such date and (z) the Series 2002-2 Maximum Invested Amount as of such date.”

6.                  Amendment to Article IV.  Article IV of the Series 2002-2 Supplement is hereby amended by (i) deleting clause (k) thereto and replacing such clause in its entirety with the following:

“(k)      the occurrence and continuation of an “event of default” under the Credit Agreement or any Replacement Credit Agreement, without giving effect to any waiver of any such event of default that is not approved in writing by the Requisite Noteholders and provided that, for purposes of this Supplement, the event of default set forth in Section 8(e) of the Credit Agreement shall survive the termination of the Credit Agreement;”;

(ii) adding the following clauses (l), (m) and (n):

                        “(l)       a Decrease in an amount equal to the Reduction Amount is not made in accordance with the terms of Section 2.5(e) upon the issuance of any Eligible Term Notes and in any event within ten (10) days after such issuance;

(m)       an Amortization Event shall have occurred with respect to the Series 2008-1 Notes (as such term is defined in the Series 2008-1 Supplement); and

(n)         (i) the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of ABCR ending with any fiscal quarter set forth below (commencing with the fiscal quarter ending June 30, 2010) shall exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter ending	Consolidated Leverage Ratio
June 30, 2010	5.25 to 1.00
June 30, 2011 and thereafter	4.75 to 1.00

or (ii) the Consolidated EBITDA as at the last day of any period of four consecutive fiscal quarters of ABCR ending with any fiscal quarter set forth below (commencing with the fiscal quarter ending December 31, 2008), shall be less than the amount set forth below opposite such fiscal quarter:

Fiscal Quarter ending	Consolidated EBITDA
December 31, 2008	$160,000,000
March 31, 2009	$135,000,000
June 30, 2009	$95,000,000
September 30, 2009	$80,000,000
December 31, 2009	$155,000,000
March 31, 2010 and thereafter	$175,000,000

”

and (iii) deleting the second paragraph thereof and replacing such paragraph in its entirety with the following:

                        “In the case of any event described in clause (j), (k), (m) or (n) above, an Amortization Event shall have occurred with respect to the Series 2002-2 Notes only if either the Trustee or the Requisite Noteholders declare that an Amortization Event has occurred.  In the case of an event described in clause (a), (b), (c), (d), (e), (f), (g), (h), (i) or (l) an Amortization Event with respect to the Series 2002-2 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2002-2 Noteholders, immediately upon the occurrence of such event.  Amortization Events with respect to the Series 2002-2 Notes described in clause (a), (b), (c), (d), (e), (f), (g), (h), (i) or (l) may be waived with the written consent of the Purchaser Groups having Commitment Percentages aggregating 100%.  Amortization Events with respect to the Series 2002-2 Notes described in clause (j), (k), (m) or (n) above may be waived in accordance with Section 9.5 of the Base Indenture.”

7.                  Amendment to Section 8.2.  (i) Section 8.2(h) of the Series 2002-2 Supplement is hereby amended and restated in its entirety as follows:
“(h)      they shall not permit the aggregate Capitalized Cost for all Vehicles purchased in any model year that are not subject to a Manufacturer Program to exceed 85% of the aggregate MSRP (Manufacturer Suggested Retail Price) of all such Vehicles; provided, however, that they shall not modify the customary buying patterns or purchasing criteria used by the Administrator and its Affiliates with respect to the Vehicles if the primary purpose of such modification is to comply with this covenant; and”
; and (ii) Section 8.2 of the Series 2002-2 Supplement is hereby further amended by inserting the following paragraph at the end of Section 8.2 as clause (i) thereof:

“(i)       with respect to any Replacement Credit Agreement, they will provide notice of such Replacement Credit Agreement, together with a copy of the proposed Replacement Credit Agreement, to Moody’s no less than ten (10) days prior to the  anticipated effective date for such Replacement Credit Agreement.”

8.                  Amendment to Schedule I.  (a) On the Series 2002-2 Twelfth Amendment Effective Date, Schedule I to the Series 2002-2 Supplement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule I in the form of Schedule A to this Amendment, which shall effect a decrease in the Maximum Purchaser Group Invested Amount with respect to certain Purchaser Groups as reflected thereon and a reduction in the Series 2002-2 Maximum Invested Amount.
                        (b)        By executing this Amendment, each Purchaser Group hereby consents to the reduction of the Series 2002-2 Maximum Invested Amount pursuant to the amendment of Schedule I in accordance with this Amendment on a non-pro rata basis.

                        (c)        On the Series 2002-2 Twelfth Amendment Effective Date, each CP Conduit Purchaser, the APA Banks with respect to such CP Conduit Purchaser and the Funding Agent with respect to such CP Conduit Purchaser shall be deemed hereby to make or accept, as applicable, an assignment and assumption of a portion of the Series 2002-2 Invested Amount, as directed by the Administrative Agent, with the result being that after giving effect thereto, the Purchaser Group Invested Amount with respect to each such Purchaser Group shall equal the product of (x) the sum of the Purchaser Group Invested Amounts of each Purchaser Group on the Series 2002-2 Twelfth Amendment Effective Date and (y) the Commitment Percentage of such Purchaser Group on the Series 2002-2 Twelfth Amendment Effective Date after giving effect to the effectiveness of this Amendment and the changes in the Maximum Purchaser Group Invested Amounts made thereby and in furtherance thereof, each CP Conduit Purchaser (or the related APA Banks, based on their APA Bank Percentage) which is a member of a Purchaser Group whose Commitment Percentage after giving effect to this Amendment is greater than such Commitment Percentage prior to giving effect to this Amendment shall make an advance to the Administrative Agent, on a prorata basis, for payment to each Purchaser Group whose Commitment Percentage after giving effect to this Amendment is less than such Commitment Percentage prior to giving effect to this Amendment.  No Purchaser Group shall be required to make any assignment of any portion of its Purchaser Group Invested Amount unless such assigning Purchaser Group shall receive in cash an amount equal to the reduction in its Purchaser Group Invested Amount.

9.                  Consent to Extension under Section 2.6(b).  Each Purchaser Group, by executing this Amendment hereby agrees to the extension of the Scheduled Expiry Date as effected by this Amendment.

10.              Direction.  By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2002-2 Agent) hereby authorize the Trustee and Series 2002-2 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

11.              This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2002-2 Supplement.

12.              This Amendment shall become effective on the date (the “Series 2002-2 Twelfth Amendment Effective Date”) that is the later of (a) the date hereof or (b) the first date on which each of the following have occurred:  (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment; provided, however, that by executing this Amendment, each Series 2002-2 Noteholder hereby consents and agrees that the Rating Agency Consent Condition shall be deemed to be satisfied with respect to Moody’s, solely with respect to this Amendment, upon the receipt by the Administrative Agent of a letter, in form and substance satisfactory to the Administrative Agent, from Moody’s stating that a long-term rating of at least “Aa2” has been assigned by Moody’s to each of the Series 2002-2 Notes and the Series 2008-1 Notes (as such term is defined in the Series 2008-1 Supplement) and that the execution and delivery of this Amendment will not result in a reduction or withdrawal of the rating (in effect immediately before the taking of such action) of any other outstanding Series of Notes; (iii) ABRCF shall have acquired one or more Series 2002-2 Interest Rate Caps satisfying the requirements of Section 3.11(a) of the Series 2002-2 Supplement (giving effect to this Amendment), (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2002-2 Noteholders shall have been delivered to the Trustee and the Series 2002-2 Noteholders, as applicable and (v) Simpson Thacher & Bartlett LLP shall have been paid all fees and expenses due to it as counsel to the Administrative Agent.

13.              From and after the Series 2002-2 Twelfth Amendment Effective Date, all references to the Series 2002-2 Supplement shall be deemed to be references to the Series 2002-2 Supplement as amended hereby.

14.              This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

15.              THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer
By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2002-2 Agent
By:	/s/ Sally Tokich
Name:	Sally R. Tokich
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ George S. Wilkins
Name:	George S. Wilkins
Title:	Executive Director

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	Barclays Bank PLC as Attorney-in-Fact

By:	/s/ Jason D. Muncy
Name:	Jason D. Muncy
Title:	Associate Director

BARCLAYS BANK PLC, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ Jeffrey Goldberg
Name:	Jeffrey Goldberg
Title:	Associate Director

By:
Name:
Title:

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/ Bernardo J. Angelo
Name:	Bernardo J. Angelo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ Michael Eden
Name:	Michael Eden
Title:	Director

YC SUSI TRUST, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ Jeremy Grubb
Name:	Jeremy Grubb
Title:	Vice President

Bank of America, National Association, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ Jeremy Grubb
Name:	Jeremy Grubb
Title:	Vice President

CHARTA, LLC (as successor to Charta Corporation), as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	Citicorp North America, Inc., as Attorney-in-fact

By:	/s/ Steven Vierengel
Name:	Steven Vierengel
Title:

CITIBANK, N.A., as an APA Bank under the Series 2002-2 Supplement
By:	/s/ Steven Vierengel
Name:	Steven Vierengel
Title:

CITICORP NORTH AMERICA, INC., as a Funding Agent under the Series 2002-2 Supplement
By:	/s/ Steven Vierengel
Name:	Steven Vierengel
Title:

FALCON ASSET SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/ George S. Wilkins
Name:	George S. Wilkins
Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as a Funding Agent under the Series 2002-2 Supplement
By:	/s/ George S. Wilkins
Name:	George S. Wilkins
Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as an APA Bank under the Series 2002-2 Supplement
By:	/s/ George S. Wilkins
Name:	George S. Wilkins
Title:	Executive Director

GEMINI SECURITIZATION CORP., LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/ Louise E. Colby
Name:	Louise E. Colby
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ Eric Shea
Name:	Eric Shea
Title:	Managing Director

By:	/s/ Robert Sheldon
Name:	Robert Sheldon
Title:	Director

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	: /s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	./s/ Richard McBride
Name:	Richard McBride
Title:	Director

CALYON NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	./s/ Richard McBride
Name:	Richard McBride
Title:	Director

Amsterdam Funding Corporation, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as an APA Bank under the Series 2002-2 Supplement by: Greenwich Capital Markets, Inc., as agent
By:	/s/ Michael Zappaterrini
Name:	Michael Zappaterrini
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent under the Series 2002-2 Supplement by: Greenwich Capital Markets, Inc., as agent
By:	/s/ Michael Zappaterrini
Name:	Michael Zappaterrini
Title:	Managing Director

AVIS BUDGET CAR RENTAL, LLC, as Administrator
By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer